UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 10, 2020

GoDaddy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36904		46-5769934
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

14455 N. Hayden Road	Scottsdale	Arizona	85260
(Address of Principal Executive Offices)			(Zip Code)
(480) 505-8800
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	GDDY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement
Effective August 10, 2020, Desert Newco, LLC (“Desert Newco”), Go Daddy Operating Company, LLC and GD Finance Co, Inc. (collectively, the “Borrowers”) entered into a Joinder and Fourth Amendment Agreement (the “Amendment”) to the Second Amended and Restated Credit Agreement dated as of February 15, 2017 (as amended by Amendment No. 1, dated as of November 22, 2017, as further amended by the Joinder and Amendment Agreement, dated as of June 3, 2019, as further amended by Amendment No. 3, dated as of October 3, 2019, and as further amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”) by and among the Borrowers, Desert Newco, the lenders or other financial institutions or entities from time to time party thereto and Barclays Bank PLC, as Administrative Agent, Collateral Agent, Swingline Lender and Letter of Credit Issuer (the “Agent”).
The Borrowers and the Agent entered into the Amendment in connection with the creation of a new tranche of incremental term loans consisting of Tranche B-3 Term Loans (the “New Term Loans”) in a principal amount of $750 million. The proceeds of the New Term Loans will be used to make payments associated with the settlement and release of GoDaddy Inc.'s obligations under certain tax receivable agreements. Pursuant to the Amendment, the Applicable Margin is (i) 2.50% for the New Term Loans that are LIBOR Loans, and (ii) 1.50% for the New Term Loans that are ABR Loans. Capitalized terms not defined herein are as defined in the Credit Agreement.
The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment and the Credit Agreement, which are filed as Exhibit 10.1 to this Current Report on Form 8-K and Exhibit 10.1 to GoDaddy Inc.’s Current Report on Form 8-K filed on February 16, 2017, respectively, and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Exhibit Description
10.1
Joinder and Fourth Amendment Agreement to the Second Amended and Restated Credit Agreement, by and among Desert Newco, LLC, Go Daddy Operating Company, LLC, GD Finance Co, Inc., the lending institutions party thereto, and Barclays Bank PLC, effective as of August 10, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GODADDY INC.

Date:	August 13, 2020	/s/ Nima Kelly
Nima Kelly
Chief Legal Officer